UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2014 (June 2, 2014)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item    8.01    Other Events.
Background
As previously reported, on December 16, 2013, Inland Diversified Real Estate Trust, Inc., a Maryland corporation (the “Company”), Inland Diversified Cumming Market Place, L.L.C., a Delaware limited liability company and a subsidiary of the Company (“Market Place”), and Bulwark Corporation, a Delaware corporation and a subsidiary of the Company (“Bulwark”), entered into two Purchase and Sale Agreements with Realty Income Corporation, a Maryland corporation and unaffiliated third party purchaser (the “Purchaser”), collectively providing for the sale of a total of 84 single tenant, net-leased properties to the Purchaser.
The Purchase and Sale Agreement by and among Bulwark, the Company and the Purchaser (the “Bulwark Agreement”) provided for the sale by Bulwark to the Purchaser of 100% of the issued and outstanding limited liability company membership interests in certain Delaware limited liability companies owned by Bulwark (collectively, the “Bulwark Entities”) which own, directly or indirectly, a portfolio of nine net-leased commercial real estate properties (collectively, the “Bulwark Properties”). The closing of the sale of the Bulwark Interests occurred on March 31, 2014, resulting in the sale by Bulwark to the Purchaser of the Bulwark Entities which own, directly or indirectly, all nine of the Bulwark Properties for an aggregate cash purchase price of approximately $72.3 million.
The Purchase and Sale Agreement by and among the Company, Market Place, and the Purchaser (as amended, the “Net-Lease Purchase Agreement”) provides for (1) the sale by the Company to the Purchaser of 100% of the issued and outstanding limited liability company membership interests (collectively, the “Purchased Interests”) in certain Delaware limited liability companies (collectively, the “Purchased Entities”) which own, directly or indirectly, a portfolio of 74 net-leased commercial real estate properties (collectively, the “Net-Lease Properties”), and (2) the sale by Market Place to the Purchaser of fee simple title to a single net-leased commercial real estate property (the “Market Place Property”). The Net-Lease Purchase Agreement provides that the Purchased Interests and the Market Place Property will be sold to the Purchaser in two separate tranches (referred to herein as “Tranche I” and “Tranche II,” respectively). As previously reported, the closing of the sale of Tranche I of the Purchased Interests pursuant to the Net-Lease Purchase Agreement occurred on January 31, 2014, resulting in the sale by the Company to the Purchaser of Purchased Interests in Purchased Entities which own a total of 46 of the Net-Lease Properties for an aggregate cash purchase price of approximately $202.0 million. The sale of Tranche II of the Purchased Interests pursuant to the Net-Lease Purchase Agreement was to be completed through multiple closings. As previously reported, the first Tranche II closing occurred on April 1, 2014, resulting in the sale by the Company to the Purchaser of (1) Purchased Interests in Purchased Entities which own a total of 12 of the Net-Lease Properties and (2) the Market Place Property, for an aggregate cash purchase price of approximately $93.6 million. As previously reported, the second Tranche II closing occurred on April 30, 2014, resulting in the sale by the Company to the Purchaser of Purchased Interests in Purchased Entities which own a total of 12 of the Net-Lease Properties for an aggregate cash purchase price of approximately $63.4 million. As previously reported, the third Tranche II closing occurred on May 9, 2014, resulting in the sale by the Company to the Purchaser of Purchased Interests in Purchased Entities which own a total of three of the Net-Lease Properties for an aggregate cash purchase price of approximately $44.4 million. As discussed below, the fourth and final Tranche II closing occurred on June 2, 2014.
Fourth and Final Tranche II Closing
The fourth and final Tranche II closing pursuant to the Net-Lease Purchase Agreement (the “Tranche II(d) Closing”) occurred on June 2, 2014, resulting in the sale by the Company to the Purchaser of a Purchased Interest in a Purchased Entity which owns the final Net-Lease Property (the “Tranche II(d) Property”) for an aggregate cash purchase price of approximately $27.3 million. The purchase price paid by the Purchaser for the Tranche II(d) Property reflects customary adjustments for a transaction of this type, including proration for rent, expenses, deposits, taxes and other customary items. Pursuant to the Net-Lease Purchase Agreement, the Company paid certain costs and expenses incurred in connection with the Tranche II(d) Closing.
The foregoing descriptions of the Bulwark Agreement and the Net-Lease Purchase Agreement and the transactions contemplated thereby is subject to, and qualified in its entirety by, the full text of the Bulwark Agreement and the Net-Lease Purchase Agreement, copies of which were filed as Exhibits 2.1 and 2.2 to the Current Report on Form 8-K filed by the Company with the SEC on December 17, 2013.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The Company’s actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among other things, the risks discussed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, which filings are available from the SEC. The Company cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.
Additional Information and Where to Find It
This filing may be deemed solicitation material in respect of the proposed merger (the “Merger”) of the Company with and into a direct wholly owned subsidiary of Kite Realty Group Trust, a Maryland real estate investment trust (“Kite”). In connection with the Merger, Kite has filed a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of the Company by Kite. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.
Investors may obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.inlanddiversified.com, and copies of the documents filed by Kite with the SEC are available free of charge on Kite’s website at http://www.kiterealty.com.
The Company and Kite and their respective trustees, directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about the Company’s executive officers and directors in the Company’s definitive proxy statement filed with the SEC on April 16, 2013 in connection with its 2013 annual meeting of shareholders. You can find information about Kite’s executive officers and trustees in Kite’s definitive proxy statement filed with the SEC on April 8, 2014 in connection with its 2014 annual meeting of shareholders. Additional information regarding the interests of such potential participants are included in the joint proxy statement/prospectus and other relevant documents filed with the SEC. You may obtain free copies of these documents from the Company or Kite using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	June 4, 2014	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title:	Chief Financial Officer